UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2014 (October 23, 2014)

DanDrit Biotech USA, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DanDrit Biotech A/S

Fruebjergvej 3 Box 62

2100 Copenhagen, Denmark

(Address of Principal Executive Offices)

+45 39179840

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

At a closing held on October 23, 2014 (the “Closing”), DanDrit Biotech USA, Inc. (the “Company”) completed public sales of an aggregate of 589,490 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in a registered direct placement of the Company’s Common Stock at $5.00 per share, for gross proceeds of $2,947,450. The Shares were sold pursuant to a Registration Statement on Form S-1, as amended (File No. 333-193965), initially filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on February 14, 2014 (the “Registration Statement”) covering the “best efforts” public sale of up to 2,400,000 shares of Common Stock (the “Offering”). An aggregate of 1,034,790 shares of Common Stock have been sold in the Offering thus far, for total gross proceeds of $5,173,950. The material provisions of the Offering are described in the prospectus, dated August 12, 2014, filed with the Commission on August 13, 2014, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”). The Company intends to use the gross proceeds from the Closings in accordance with the “Use of Proceeds” described in the Registration Statement.

Sunrise Securities Corp. (the “Placement Agent”) acted as the representative of the several placement agents named in that certain placement agency agreement (the “Placement Agency Agreement”) between the Company and the Placement Agent as representative of the several placement agents named in the Placement Agency Agreement, with respect to the Offering.

In connection with the Closings of the Offering, the Company paid to the Placement Agent’s counsel an aggregate of $25,000 in cash as a portion of accountable expense reimbursement of up to 1% of the gross proceeds of the Offering, pursuant to the Placement Agency Agreement.

The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Commission August 14, 2014 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

1.1	Placement Agency Agreement, dated August 12, 2014, by and among DanDrit Biotech USA, Inc. and Sunrise Securities Corp.*

* Filed as an exhibit to the Company’s Form 8-K filed with the Commission on August 14, 2014 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: October 27, 2014	By:	/s/ Eric Leire
Dr. Eric Leire, Chief Executive Officer and President